UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

MOUNT KNOWLEDGE HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52664	Not Applicable

(State or other jurisdiction of incorporation or	(Commission File Number)	IRS Employer Identification No.)
organization)

228 Park Avenue S., #56101, New York, NY 10003-1502
(Address of principal executive offices)

917-289-0944
 (Registrant’s telephone number, including area code)

39555 Orchard Hill Place, Suite 600 PMB 6096, Novi, Michigan, 48375
 (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2010, our Board of Directors approved the execution of a non-binding Letter of Intent to purchase one hundred (100%) percent of the ownership interest of Global Convergence Solutions (“GCS”), from its shareholders, in share exchange merger transaction.

As a condition of the Letter of Intent, both parties agreed to keep confidential certain terms and conditions of the pending transaction (specifically such as outlined in Schedule A and B of the Letter of Intent, and not released in this report), contingent upon further negotiations and execution of a “Definitive Agreement”, to be executed on or before July 20, 2012, with a subsequent date of closing (the "Closing Date"), to be mutually agreed to by both parties. To date, the parties have not executed a Definitive Agreement and there is no guarantee or assurance that the parties will execute a Definitive Agreement on the date stated hereinabove.

Founded in 2006, GCS is a leading pioneer in inter-carrier Operational and Business Support Systems (OSS & BSS) for the worldwide telecommunications marketplace. GCS delivers innovative solutions that address some of the most complex areas of telecommunications carrier operations, to some of the world's most dynamic and largest carriers that include: Earthlink, KDDI, IBasis and Sify.

The foregoing disclosure is not intended to be complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this report and incorporated herein by reference in response to this Item 1.01.

On June 19, 2012, MKHD plans to issue a press release announcing the execution of the Letter of Intent. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit
Number	Description

10.1 99.1	Letter of Intent Press Release

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the agreements described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2012

MOUNT KNOWLEDGE HOLDINGS, INC.

By: /s/ James D. Beatty
       James D. Beatty
       President, Chief Executive Officer,
       Chief Financial Officer, Treasurer and Director

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